UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. __)

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Filed by a Party other than the Registrant ☐
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☐		Preliminary Proxy Statement
☐		Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐		Definitive Proxy Statement
☒		Definitive Additional Materials
☐		Soliciting Material Pursuant to §240.14a-12

MADISON MOSAIC EQUITY TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MADISON MOSAIC EQUITY TRUST

Madison Mosaic Small/Mid-Cap Fund

May 26, 2011

Dear Shareholder:

We are writing to inform you of a change relating to the matters to be voted on at the upcoming special meeting of shareholders (the “Meeting”) of the Madison Mosaic Small/Mid-Cap Fund (the “Fund”) to be held at 550 Science Drive, Madison, Wisconsin 53711 on June 27, 2011, at 10:00 a.m., local time.

You have previously been provided with proxy materials wherein we asked you to approve a subadvisory agreement (the “Subadvisory Agreement”) between Madison Investment Advisors, LLC, the investment adviser to the Fund (“Madison”), and NorthRoad Capital Management LLC, the proposed subadviser to the Fund (“NorthRoad”).  In the proxy materials, we also asked you to vote on an amended and restated advisory agreement between Madison and the Fund (the “Amended Advisory Agreement”) to increase the advisory fee paid by the Fund to Madison and to allow Madison to engage a subadviser to manage the Fund.  As explained in the proxy materials, although the advisory fee paid by the Fund to Madison under the Amended Advisory Agreement will increase from 0.75% to 0.80% (annualized), total fund operating expenses will decrease from 1.25% to 1.15% (annualized).

While the proxy materials we previously provided to you indicated that, assuming shareholder approval of the Subadvisory Agreement and the Amended Advisory Agreement, the effective date for the new Subadvisory Agreement as well as the changes to the Amended Advisory Agreement was to be July 1, 2011, upon further review, we have decided to change the effective date to June 30, 2011, subject to the approval of the Securities and Exchange Commission.  Please make note of this change.

The Board recommends that you vote in favor of the proposals to approve the Subadvisory Agreement and the Amended Advisory Agreement.

If you have already voted, you may change your vote (if you so desire) by completing a new proxy card (enclosed), or by attending the Meeting and voting in person.

Thank you for your response and for your continued investment in the Fund.

Sincerely,

(signature)

Katherine L. Frank
President of Madison Mosaic Equity Trust

MADISON MOSAIC SMALL/MID-CAP FUND
a series of Madison Mosaic Equity Trust
Proxy for Special Meeting of Shareholders – June 27, 2011
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder(s) of the Small/Mid-Cap Fund, a series of Madison Mosaic Equity Trust (the “Trust”), hereby appoint(s) Holly S. Baggot and Greg D. Hoppe, and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at 10:00 a.m., local time, on June 27, 2011, at 500 Science Drive, Madison, Wisconsin 53711, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement (the terms of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such Meeting.

Shareholder Name and Address Here
QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact us toll-free at 800-767-0300.  Representatives are available Monday through Friday 9 a.m. to 5 p.m. Central Time.

Important Notice Regarding the Availability of Proxy Materials for the Madison Mosaic Small/Mid-Cap Fund Special Meeting of Shareholders to Be Held on June 27, 2011:  The proxy statement for this meeting is available at: www.mosaicfunds.com/smidproxy.htm.

Madison Mosaic Small/Mid-Cap Fund

Proxy for Special Meeting of Shareholders — June 27, 2011

Please vote by mail.
NOTE: Please sign exactly as your name appears on the records of Madison Mosaic Equity Trust and date this proxy card. If joint owners, each holder should sign this proxy.   When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

MAIL:	To vote your proxy by mail, check the appropriate voting boxes on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.	Shareholder sign here Date
Joint owner sign here Date
Madison Mosaic Small/Mid-Cap Fund

CONTROL NUMBER

The votes entitled to be cast by the undersigned will be cast as instructed below.  If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposals.  The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any matter that may properly come before the Meeting or any adjournments or postponements thereof.

WE NEED YOUR VOTE BEFORE JUNE 27, 2011.  Your vote is important.  Regardless of whether you are able to attend the Meeting in person, we urge you to authorize your proxy because your vote is vital.  If you are unable to attend the Meeting in person, we urge you to authorize the proxies to cast your votes. This is commonly known as proxy voting.  You can do this by mail if you will not attend the meeting in person.  Your prompt voting by proxy will help assure a quorum at the Meeting.  Voting by proxy will not prevent you from personally casting your votes at the Meeting.  You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

Please remember to sign and date the reverse side before mailing in your vote.

This proxy is solicited by the Board of Trustees of Madison Mosaic Equity Trust, which unanimously recommends that you vote FOR the Proposals.  Please vote by checking the appropriate box.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

1.	To approve a subadvisory agreement between NorthRoad Capital Management LLC and Madison Investment Advisors, LLC.For [ ] Against [ ] Abstain [ ]

2.	To approve the amended and restated advisory agreement between the Trust and Madison Investment Advisors, LLC.For [ ] Against [ ] Abstain [ ]

3.	To vote on such other matters that may properly come before the Meeting or any adjournments or postponements thereof.For [ ] Against [ ] Abstain [ ]

THANK YOU FOR YOUR PARTICIPATION.